EXHIBIT 32.2—SECTION 1350 CERTIFICATION OF CHIEF FINANCIAL OFFICER

        In connection with the Annual Report of Ticketmaster Entertainment LLC (the "Company") on Form 10-K for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian Regan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1.     The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 25, 2010
By:	/s/ BRIAN REGAN Brian Regan Executive Vice President and Chief Financial Officer Ticketmaster Entertainment LLC